                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  MMT OF TENNESSEE, INC.                            CASE NO.: 97-21386-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                             1/31/98
                                                                       -------

COMES NOW, MMT OF TENNESSEE, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
            -------

               X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -------

               X   Summary of Accounts Receivable (Form OPR-3)
            -------

               X   Schedule of Post-Petition Liabilities (Form OPR-4)
            -------

               X   Income Statement (Form OPR-5)
            -------

               X   Statement of Sources and Uses of Cash (Form OPR-6)
            -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  2/25/98                    DEBTOR-IN-POSSESSION
       -------
                                  By:
                                                /s/ F. Gordon Bitter
                                                --------------------------------
                                  Name & Title: F. Gordon Bitter, Vice President
                                                MMT of Tennessee, Inc.
                                                400-2 Totten Pond Road
                                                Waltham, MA 02109
                                                Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  MMT OF TENNESSEE, INC.                            CASE NO.: 97-21386-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:


     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING         MONTH         MONTH      MONTH   MONTH    MONTH    MONTH    MONTH
                                                    DATE          ENDED         ENDED      ENDED   ENDED    ENDED    ENDED    ENDED
                                                 12/03/1997    12/31/1997    01/31/1998
                                                 -----------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                 66,358     1,007,375     2,277,256
Other negotiable instruments (i.e. CD's,
    Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)            6,494,603     6,876,561     6,001,822
Less:   allowance for doubtful accounts            (150,000)     (150,000)     (150,000)
Accounts Receivable-Other                           291,141       156,625       207,867
Inventory, at cost                                1,610,203     1,167,014     1,148,718
Prepaid expenses                                     30,357       155,838       145,218
Deposits                                             57,500        57,500        76,925
Other:



        Restricted Cash Collateral Deposits         215,520       215,520       215,520


                                                 -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              8,615,682     9,486,433     9,923,326        0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST           61,645,241    61,716,593    61,880,581
Less:  Accumulated Depreciation                  (2,104,309)   (2,281,673)   (2,598,650)
                                                 -----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                59,540,932    59,434,920    59,281,931        0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
        10% of "Total Assets")
        Intangible Assets                        12,508,628    12,508,628    12,508,630                         0
        Less:  Accumulated Amortization          (2,344,293)   (2,509,114)   (2,665,588)

                                                 -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                               10,164,335     9,999,514     9,843,042        0       0        0        0        0
                                                 -----------------------------------------------------------------------------------

TOTAL ASSETS                                     78,320,949    78,920,867    79,048,299        0       0        0        0        0
                                                 ===================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING         MONTH         MONTH      MONTH   MONTH    MONTH    MONTH    MONTH
                                                    DATE          ENDED         ENDED      ENDED   ENDED    ENDED    ENDED    ENDED
                                                 12/03/1997    12/31/1997    01/31/1998
                                                 -----------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations
    due to cash transfers in Post
    Petition Operations                                          1,209,386      2,137,381
Unsecured Debt-Obligations incurred in
    Post Petition Operations
    (See Form OPR-4)                                                35,238        306,240
                                                 -----------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                            0     1,244,624      2,443,621      0       0        0        0       0

PRE PETITION INTERCOMPANY LIABILITIES             90,708,931    90,708,931     90,708,931
DEFERRED REVENUE/DEFERRED INCOME                   1,226,727     1,280,885      1,048,733
TOTAL OTHER PRE PETITION LIABILITIES               2,666,165     2,274,081      2,274,081
                                                 -----------------------------------------------------------------------------------

TOTAL LIABILITIES                                 94,601,823    95,508,521     96,475,366      0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                              10            10             10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
        Through Filing Date                      (16,280,884)  (16,280,884)   (16,280,884)
        Post Filing Date                                          (306,780)    (1,146,193)
                                                 -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)             (16,280,874)  (16,587,654)   (17,427,067)     0       0        0        0       0
                                                 -----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        78,320,949    78,920,867     79,048,299      0       0        0        0       0
                                                 ===================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                           0-30          31-60        61-90          OVER
                                                             TOTAL         DAYS          DAYS          DAYS        90 DAYS
                                                 ----------------------------------------------------------------------------
DATE OF FILING: 12/03/1997                                 6,494,603     3,298,967       877,780      755,577      1,562,279
                Allowance for doubtful accounts             (150,000)                                               (150,000)
                                                           ------------------------------------------------------------------
                                                           6,344,603     3,298,967       877,780      755,577      1,412,279
                                                           ==================================================================

MONTH:          12/31/1997                                 6,876,561     1,785,407     2,792,314      519,172      1,779,668
                Allowance for doubtful accounts             (150,000)                                               (150,000)
                                                           ------------------------------------------------------------------
                                                           6,726,561     1,785,407     2,792,314      519,172      1,629,668
                                                           ==================================================================

MONTH:          01/31/1998                                 6,001,822     1,290,680     1,267,373    1,458,561      1,985,208
                Allowance for doubtful accounts             (150,000)                                               (150,000)
                                                           ------------------------------------------------------------------
                                                           5,851,822     1,290,680     1,267,373    1,458,561      1,835,208
                                                           ==================================================================

MONTH:                                                             0
                Allowance for doubtful accounts                    0
                                                           ------------------------------------------------------------------
                                                                   0             0             0            0              0
                                                           ==================================================================

MONTH:                                                             0
                Allowance for doubtful accounts                    0
                                                           ------------------------------------------------------------------
                                                                   0             0             0            0              0
                                                           ==================================================================

MONTH:                                                             0
                Allowance for doubtful accounts                    0
                                                           ------------------------------------------------------------------
                                                                   0             0             0            0              0
                                                           ==================================================================

MONTH:
                Allowance for doubtful accounts
                                                           ------------------------------------------------------------------
                                                                   0             0             0            0              0
                                                           ==================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                            DATE         DATE         TOTAL         0-30          31-60        61-90          OVER
                                          INCURRED       DUE           DUE          DAYS          DAYS          DAYS        90 DAYS
                                         -------------------------------------------------------------------------------------------
TAXES PAYABLE

    Federal Income Taxes                                              NONE
    FICA-Employer's Share                                             NONE
    FICA-Employee's Share                                             NONE
    Unemployment Tax                                                  NONE
    State Sales & Use Tax                                             NONE
    State __________ Tax                                              NONE
    Personal Property Tax                                             NONE

                                                                   -----------------------------------------------------------------
TOTAL TAXES PAYABLE                                                      0             0             0            0              0
                                                                   -----------------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                   -----------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                         0             0             0            0              0
                                                                   -----------------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
    Trade Accounts Payable
      (see attached schedules)
    Payroll withholdings
    Accrued Payroll
    Accrued expenses-Estimated liability
      incurred, but not invoiced                                   306,240
      as of the end of the period.
                                                                   -----------------------------------------------------------------

TOTAL TRADE ACCOUNTS PAYABLE & OTHER                               306,240             0             0            0              0
                                                                   -----------------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                306,240             0             0            0              0
                                                                   =================================================================

                                INCOME STATEMENT                      FORM OPR-5

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                              PRE          POST          MONTH      MONTH    MONTH   MONTH   MONTH    MONTH   MONTH
                                           PETITION      PETITION        ENDED      ENDED    ENDED   ENDED   ENDED    ENDED   ENDED
                                          12/03/1997    12/31/1997    01/31/1998
                                          ------------------------------------------------------------------------------------------
NET REVENUE (INCOME)                                     2,232,158     1,797,407
                                          ------------------------------------------------------------------------------------------

COST OF GOODS SOLD
    Salaries & wages                                       521,313       485,588
    Less:  Salaries & wages
      capitalized in fixed assets                                       (121,795)
    Benefits                                                72,866        91,573
    Bad debt expense                                        18,625
    Cost of goods sold
    Decontamination & disposal                               7,870         7,870
    Disposal costs-secondary wastes                           (378)      205,018
    Financing costs
    Insurance                                                9,905        20,331
    Legal services
    Materials                                              752,418       795,840
    Office expense & supplies                                             28,331
    Other                                                    5,866
    Outside services                                       444,939       299,525
    Professional services                                  126,443       159,132
    Rent-equipment                                          31,509        37,565
    Rent-office/buildings                                    4,649        10,000
    Supplies-processing                                     18,515        15,755
    Taxes                                                    8,000        17,119
    Telephone                                               10,724        11,773
    Transportation                                         107,117        73,218
    Travel & entertainment                                  22,923        21,054
    Utilities                                               33,512         5,474

                                          ------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                        0        2,196,816     2,163,371        0        0       0       0        0      0
                                          ------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES, OR EXTRAORDINARY EXPENSES            0           35,342      (365,964)       0        0       0       0        0      0
                                          ------------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION                              342,185       473,449
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE                                         (63)
(GAIN) LOSS ON SALE OF ASSETS
                                          ------------------------------------------------------------------------------------------

NET INCOME (LOSS)                               0         (306,780)     (839,413)       0        0       0       0        0      0
                                          ==========================================================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-5

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                             TOTAL        TOTAL
                                     PRE        POST         MONTH        MONTH         MONTH       MONTH       MONTH        MONTH
                                  PETITION    PETITION       ENDED        ENDED         ENDED       ENDED       ENDED        ENDED
                                  12/1-12/2  12/3-12/31   12/31/1997    01/31/1998
                                 ---------------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                             (306,780)    (306,780)     (839,413)

Adjustments to Reconcile Net
Earnings to Net Cash
Provided (Used) by Operating
Activities:
    Depreciation &
      Amortization                               342,185      342,185       473,449
    Decrease (Increase)-
      Accounts Receivable                       (247,442)    (247,442)      823,497
    Decrease (Increase)
      -Inventories                               443,189      443,189        18,296
    Decrease (Increase)
      -Prepaid Expenses                         (125,481)    (125,481)       10,620
    Decrease (Increase)
      -Other Assets                                    0            0       (19,427)
    Increase (Decrease)
      -Pre Petition Liabilities                 (392,084)    (392,084)            0
    Increase (Decrease)
      -Deferred revenue                           54,158       54,158      (232,150)
    Increase (Decrease)-Post
      Petition Liabilities                     1,244,624    1,244,624     1,198,997

                                 ---------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by
  Operating Activities             0           1,012,369    1,012,369     1,433,869           0           0           0            0
                                 ---------------------------------------------------------------------------------------------------

Cash Flows Used in Investing
Activities
    Capital Expenditures                         (71,352)     (71,352)     (163,988)
    Sale of Net Fixed Assets
                                 ---------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
  Investing Activities             0             (71,352)     (71,352)     (163,988)          0           0           0            0
                                 ---------------------------------------------------------------------------------------------------

Cash Flows From Financing
Activities:
    Increase (Decrease)
      -Morgens Waterfall                               0            0             0
    Increase (Decrease)
      -Shareholder Valuations                          0            0             0

    Purchase of Treasury
      Stock-Preferred Shares

                                 ---------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
  Financing Activities             0                   0            0             0           0           0           0            0
                                 ---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS               0             941,017      941,017     1,269,881           0           0           0            0

Cash and Cash Equivalents
at Beginning of Period                            66,358       66,358     1,007,375   2,277,256   2,277,256   2,277,256    2,277,256
                                 ---------------------------------------------------------------------------------------------------

Cash and Cash Equivalents
at End of Period                   0           1,007,375    1,007,375     2,277,256   2,277,256   2,277,256   2,277,256    2,277,256
                                 ===================================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------


                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title of                                        Date             Wages Paid               Taxes Withheld
     Executive                                                Paid          Gross         Net          Due          Paid
     -------------------------                            --------------------------------------------------------------------
     THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
     THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
     HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

     F. Gordon Bitter, CEO & CFO, Director
     Ethan E. Jacks, VP, General Counsel, Secretary
     Elliot J. Mark, Assistant Secretary
     Charles W. Shaver, President & COO, Director
     Willis Wang, Assistant Secretary
     H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                                        ------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                        0            0            0             0
                                                                        ======================================================


2.   INSURANCE

     Is Workers' Compensation and other insurance in effect?             Yes
                                                                     -----------
     Are payments current?                                               Yes
                                                                     -----------

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                           DATE
                                                                   COVERAGE       POLICY      EXPIRATION    PREMIUM      COVERAGE
TYPE                      CARRIER NAME                              AMOUNT        NUMBER         DATE        AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------



                          SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                          ---------------------------------------------

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK


3.   BANK ACCOUNTS

                                                                    TENNESSEE     TENNESSE
                                                                    OPERATING      PAYROLL                                  TOTAL
                                     -----------------------------------------------------------------------------------------------
Bank Name                                                          U.S. TRUST    U.S. TRUST

Account Number                                                      110937851    1100937869


BEGINNING BOOK BALANCE                                                928,237        79,138                               1,007,375
                                                                                                                                  0
PLUS:       Deposits-Collections of A/R                             1,731,528                                             1,731,528
            Other Receipts                                                                                                        0
            Loan Advances                                                                                                         0
                                                                                                                                  0
LESS:       Disbursements                                                                                                         0
            Payroll                                                                (451,890)                               (451,890)
            Returned Checks                                                                                                       0
            Loan Repayments                                                                                                       0
                                                                                                                                  0
OTHER:      Adjustments                                                  (488)       (9,269)                                 (9,757)
            Transfers In (Out)                                       (396,000)      396,000                                       0

                                     -----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                          0          0           2,263,277        13,979            0            0     2,277,256
                                     ===============================================================================================

4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

     Payments To/On                                          Amount         Date        Check #
     -------------------------                            -----------------------------------------
     Professionals (attorneys,
     accountants, etc.):


                                                              NONE





                                                          --------------
                                                                      0
                                                          ==============

     PRE-PETITION DEBTS

                                                              NONE




                                                          --------------
     Total payments of pre-petition debts                             0
                                                          ==============

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED








     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date:          2/25/98
          -----------------------------


                                           Molten Metal Technology, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer




                                           MMT of Tennessee, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           M4 Environmental, L.P..


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                M4 Environmental Managment, Inc.
                                                General Partner

                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President


                                           MMT Federal Holdings, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President